GUARDIAN VARIABLE PRODUCTS TRUST

Guardian Small Cap Core VIP Fund (the “Fund”)

Supplement dated April 1, 2025

to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”)

each dated May 1, 2024, as supplemented

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust held on March 26-27, 2025, the Board approved a change to the Fund’s name to Guardian Small Cap Value Diversified VIP Fund, effective May 1, 2025.

The Fund will have revised principal investment strategies and principal risks consistent with its new name effective May 1, 2025. These changes will be reflected in the Fund’s May 1, 2025 Prospectus, Summary Prospectus, and SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.